UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22596
MSAM Completion Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

MSAM Completion Portfolio

April 30, 2012

Portfolio of Investments (Unaudited)

Call Options Purchased — 0.0%(1)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	5	$1,485.00	5/19/12	$112
S&P 500 Index FLEX	5	1,515.00	5/1/12	0
S&P 500 Index FLEX	5	1,500.00	5/2/12	0
S&P 500 Index FLEX	5	1,495.00	5/4/12	0
S&P 500 Index FLEX	5	1,480.00	5/8/12	6
S&P 500 Index FLEX	5	1,485.00	5/9/12	6
S&P 500 Index FLEX	5	1,480.00	5/11/12	24
S&P 500 Index FLEX	5	1,492.00	5/16/12	43
S&P 500 Index FLEX	5	1,485.00	5/17/12	86
S&P 500 Index FLEX	5	1,477.00	5/22/12	319
S&P 500 Index FLEX	5	1,495.00	5/24/12	149
S&P 500 Index FLEX	5	1,505.00	5/25/12	96

Total Call Options Purchased
(identified cost $2,131)				$841

Put Options Purchased — 0.1%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	5	$1,245.00	5/19/12	$375
S&P 500 Index	2	1,200.00	12/22/12	6,900
S&P 500 Index FLEX	5	1,265.00	5/1/12	0
S&P 500 Index FLEX	5	1,250.00	5/2/12	0
S&P 500 Index FLEX	5	1,265.00	5/4/12	0
S&P 500 Index FLEX	5	1,225.00	5/8/12	2
S&P 500 Index FLEX	5	1,225.00	5/9/12	4
S&P 500 Index FLEX	5	1,220.00	5/11/12	10
S&P 500 Index FLEX	5	1,240.00	5/16/12	102
S&P 500 Index FLEX	5	1,230.00	5/17/12	101
S&P 500 Index FLEX	5	1,235.00	5/22/12	274
S&P 500 Index FLEX	5	1,265.00	5/24/12	648
S&P 500 Index FLEX	5	1,265.00	5/25/12	721

Total Put Options Purchased
(identified cost $28,634)				$9,137

Short-Term Investments — 95.4%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(2)	$6,998	$6,998,324

Total Short-Term Investments
(identified cost $6,998,324)		$6,998,324

Total Investments — 95.5%
(identified cost $7,029,089)		$7,008,302

Call Options Written — (0.4)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	5	$1,420.00	5/19/12	$(3,325)
S&P 500 Index FLEX	5	1,445.00	5/1/12	0
S&P 500 Index FLEX	5	1,435.00	5/2/12	(4)
S&P 500 Index FLEX	5	1,430.00	5/4/12	(151)
S&P 500 Index FLEX	5	1,415.00	5/8/12	(2,127)
S&P 500 Index FLEX	5	1,420.00	5/9/12	(1,792)
S&P 500 Index FLEX	5	1,415.00	5/11/12	(2,909)
S&P 500 Index FLEX	5	1,427.00	5/16/12	(2,450)
S&P 500 Index FLEX	5	1,420.00	5/17/12	(3,525)
S&P 500 Index FLEX	5	1,412.00	5/22/12	(6,024)
S&P 500 Index FLEX	5	1,430.00	5/24/12	(3,438)
S&P 500 Index FLEX	5	1,435.00	5/25/12	(2,959)

Total Call Options Written
(premiums received $37,594)				$(28,704)

Put Options Written — (0.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	5	$1,310.00	5/19/12	$(1,225)
S&P 500 Index FLEX	5	1,335.00	5/1/12	0
S&P 500 Index FLEX	5	1,315.00	5/2/12	0
S&P 500 Index FLEX	5	1,330.00	5/4/12	(13)
S&P 500 Index FLEX	5	1,290.00	5/8/12	(33)
S&P 500 Index FLEX	5	1,290.00	5/9/12	(53)
S&P 500 Index FLEX	5	1,285.00	5/11/12	(100)
S&P 500 Index FLEX	5	1,305.00	5/16/12	(577)
S&P 500 Index FLEX	5	1,295.00	5/17/12	(525)
S&P 500 Index FLEX	5	1,300.00	5/22/12	(1,073)
S&P 500 Index FLEX	5	1,330.00	5/24/12	(2,398)
S&P 500 Index FLEX	5	1,335.00	5/25/12	(2,849)

Total Put Options Written
(premiums received $39,194)				$(8,846)

Other Assets, Less Liabilities — 5.0%				$363,053

Net Assets — 100.0%				$7,333,805

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

FLEX	- FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

(1)	Amount is less than 0.05%.
(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2012.

See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2012

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2012

Unaffiliated investments, at value (identified cost, $30,765)	$9,978
Affiliated investment, at value (identified cost, $6,998,324)	6,998,324
Restricted cash*	399,437
Interest receivable from affiliated investment	603

Total assets	$7,408,342

Liabilities

Written options outstanding, at value (premiums received, $76,788)	$37,550
Payable to affiliates:
Investment adviser fee	6,246
Trustees’ fees	50
Accrued expenses	30,691

Total liabilities	$74,537

Net Assets applicable to investors’ interest in Portfolio	$7,333,805

Sources of Net Assets

Investors’ capital	$7,315,354
Net unrealized appreciation	18,451

Total	$7,333,805

*	Represents restricted cash on deposit at the custodian as collateral for written options.

See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2012

Statement of Operations (Unaudited)

Six Months Ended
Investment Income	April 30, 2012

Interest allocated from affiliated investment	$1,340
Expenses allocated from affiliated investment	(227)

Total investment income	$1,113

Expenses

Investment adviser fee	$10,431
Trustees’ fees and expenses	50
Custodian fee	16,096
Legal and accounting services	34,702
Miscellaneous	6,672

Total expenses	$67,951

Net investment loss	$(66,838)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(69,743)
Investment transactions allocated from affiliated investment	11
Written options	69,972

Net realized gain	$240

Change in unrealized appreciation (depreciation) —
Investments	$(20,787)
Written options	39,238

Net change in unrealized appreciation (depreciation)	$18,451

Net realized and unrealized gain	$18,691

Net decrease in net assets from operations	$(48,147)

See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2012

Statement of Changes in Net Assets

Six Months Ended
April 30, 2012
Increase (Decrease) in Net Assets	(Unaudited)

From operations —
Net investment loss	$(66,838)
Net realized gain from investment transactions and written options	240
Net change in unrealized appreciation (depreciation) from investments and written options	18,451

Net decrease in net assets from operations	$(48,147)

Capital transactions —
Contributions	$14,682,580
Withdrawals	(7,300,628)

Net increase in net assets from capital transactions	$7,381,952

Net increase in net assets	$7,333,805

Net Assets

At beginning of period	$—

At end of period	$7,333,805

See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2012

Supplementary Data

	Six Months Ended
	April 30, 2012
Ratios/Supplemental Data	(Unaudited)

Ratios (as a percentage of average daily net assets):
Expenses	5.00	%(1)
Net investment loss	(4.90	)%(1)
Portfolio Turnover	0%

Total Return	(14.80	)%(2)

Net assets, end of period (000’s omitted)	$7,334

(1)	Annualized.
(2)	Not annualized.

See Notes to Financial Statements.

MSAM Completion Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

MSAM Completion Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on November 1, 2011. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2012, Eaton Vance Multi-Strategy All Market Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

MSAM Completion Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited) — continued

H Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

J Interim Financial Statements — The interim financial statements relating to April 30, 2012 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets up to $500 million that are subject to a written put spread and/or call spread strategy and at reduced rates on such daily net assets of $500 million or more. The investment adviser fee is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended April 30, 2012, the investment adviser fee amounted to $10,431 or 0.77% (annualized) of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. BMR pays PRA a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan.

For the six months ended April 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

The Portfolio had no purchases and sales of long-term investments for the six months ended April 30, 2012.

MSAM Completion Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited) — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,029,089

Gross unrealized appreciation	$180
Gross unrealized depreciation	(20,967)

Net unrealized depreciation	$(20,787)

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at April 30, 2012 is included in the Portfolio of Investments.

Written options activity for the six months ended April 30, 2012 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	—	$—
Options written	218	147,865
Options exercised	(18)	(25,166)
Options expired	(80)	(45,911)

Outstanding, end of period	120	$76,788

At April 30, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective and its use of derivatives. The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Portfolio will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions. The Portfolio also entered into certain options contracts to hedge against fluctuations in security prices of investments held by Eaton Vance Multi-Strategy All Market Fund, for which the Portfolio serves as its completion portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at April 30, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased Options	$9,978	(1)	$—
Written Options	—		(37,550	)(2)

Total	$9,978		$(37,550)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

MSAM Completion Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended April 30, 2012 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Purchased Options	$(69,743)	$(20,787)
Written Options	69,972	39,238

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased option contracts outstanding during the six months ended April 30, 2012, which is indicative of the volume of this derivative type, was approximately 30 contracts.

6 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

MSAM Completion Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited) — continued

At April 30, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Call Options Purchased	$112	$729	$—	$841
Put Options Purchased	7,275	1,862	—	9,137
Short-Term Investments	—	6,998,324	—	6,998,324

Total Investments	$7,387	$7,000,915	$—	$7,008,302

Liability Description

Call Options Written	$(3,325)	$(25,379)	$—	$(28,704)
Put Options Written	(1,225)	(7,621)	—	(8,846)

Total	$(4,550)	$(33,000)	$—	$(37,550)

MSAM Completion Portfolio

April 30, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on August 8, 2011, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of MSAM Completion Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM”) and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-adviser”). The Board reviewed information furnished for the August 8, 2011 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio and the anticipated expense ratio of the Portfolio;
•	Comparative information concerning fees charged by the Adviser and Sub-adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser and Sub-adviser as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through client commission arrangements and/or the Portfolio’s policies with respect to “soft dollar” arrangements;
•	The procedures and processes to be used to determine the fair value of the Portfolio’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-Adviser

•	Reports and/or other information provided by the Adviser describing the financial results and condition of the Adviser and Sub-adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-adviser, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s and the Sub-adviser’s policies and procedures relating to proxy voting and, with respect to the Adviser, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, and the Sub-adviser on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;
•	A description of the Adviser’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by EVM and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser (which is the administrator) and the Sub-adviser; and
•	The terms of the investment advisory agreement and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement and sub-advisory agreement with the Adviser and Sub-adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory agreement and sub-advisory agreement for the Portfolio.

MSAM Completion Portfolio

April 30, 2012

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and, with respect to the Adviser, whose responsibilities may include supervising the Sub-adviser and coordinating activities in implementing the Portfolio’s investment strategy. In this regard, the Board considered the Adviser’s role in supervising the Sub-adviser and coordinating activities in implementing the Portfolio’s investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such personnel in investing in a variety of different asset classes and investments, including sovereign debt, corporate debt, municipal obligations, mortgage-backed securities, inflation-linked debt securities, commodities-related investments, common and preferred stocks of companies of any capitalization, real estate investment trusts, exchange-traded funds (ETFs), including commodity related ETFs, exchange-traded notes, and other pooled investment vehicles. With respect to the Sub-adviser, the Board considered the Sub-adviser’s business reputation and its option strategy and its past experience implementing such strategy. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to Portfolio matters by senior management.

The Board also reviewed the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Portfolio Performance

Because the Portfolio has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual fee rates to be payable by the Portfolio for advisory and sub-advisory services (referred to collectively as “management fees”). As part of its review, the Board considered the Portfolio’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Portfolio’s estimated expense ratio for a one-year period. The Board noted that the Portfolio intends to establish a wholly-owned subsidiary for the primary purpose of investing in commodity-related investments. The subsidiary will be managed by the Adviser and the Sub-adviser pursuant to a separate investment advisory agreement and a separate sub-advisory agreement, respectively, that will be subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and Sub-adviser, the Board concluded with respect to the Portfolio that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

MSAM Completion Portfolio

April 30, 2012

Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates and the Sub-adviser, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to allow the Portfolio to benefit from economies of scale in the future.

MSAM Completion Portfolio

April 30, 2012

Officers and Trustees

Officers of MSAM Completion Portfolio

Payson F. Swaffield President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of MSAM Completion Portfolio

Ralph F. Verni Chairman Scott E. Eston Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout Harriett Tee Taggart

*	Interested Trustee

Item 2. Code of Ethics
Not required in this filing.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MSAM Completion Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: June 8, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: June 8, 2012

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: June 8, 2012